EXHIBIT 10.16P

155 West Nationwide Boulevard

Columbus, OH 43215

January 6, 2014

Oxford Mining Company, LLC

Attn: Ms. Angela Ashcraft

544 Chestnut Street

Coshocton, OH 43812

Re:

Coal Purchase and Sale Agreement No. 10-62-04-900, dated

May 21, 2004, as amended, between AEP Generation Resources Inc.

(successor in interest to Ohio Power Company(f/k/a Columbus

Southern Power Company)) (“Buyer”) and Oxford Mining Company, LLC

(formerly Oxford Mining Company, Inc.) (“Seller”)

SUBJECT: AMENDMENT 2014-1

Reference is made to the above-referenced Coal Purchase and Sale Agreement, as amended (the “Agreement”), under which Seller is supplying coal to Buyer.

Effective January 1, 2014, Buyer and Seller agree to amend the Agreement as follows:

A.

In ARTICLE II, Obligations and Deliveries, Table 2.1.1 (excluding the notes immediately below and relating to Table 2.1.1) shall be deleted in its entirety and replaced with the following in lieu thereof:

Table 2.1.1

Contract Year(s)	Annual Contract Quantity	Spec A Coal Tons	Spec B Coal Tons	Option No. 1 Tons	Option No. 2 Tons	Additional Spec B Coal Tons
2009	1,750,000	500,000	(3)	---	---	---
2010 – 2011	1,700,000	500,000	(3)	---	---	---
2012 – Q 1 and Q2(1)	501,049	0	501,049	0 to 50,000/qtr(4)	50,001 – 100,000/qtr (5)	---
2012 – Q 3 and Q4(1)	809,147(6)	0	809,147(6)	0 to 50,000/qtr(4)	50,001 – 100,000/qtr (5)	---
2013	1,630,000(8)	0	1,630,000(8)	0 to 50,000/qtr(4)	50,001 – 100,000/qtr (5)	75,000(7)
2014	1,650,000	0	1,650,000	0 to 50,000/qtr(4)	50,001 – 100,000/qtr (5)	---
2015	1,700,000	0	1,700,000	0 to 50,000/qtr(4)	50,001 – 100,000/qtr (5)	---
2016 – 2018(2)	1,700,000	0	1,700,000	0 to 50,000/qtr(4)	50,001 – 100,000/qtr (5)	---

Oxford Mining Company, LLC

Coal Purchase and Sales Agreement 10-62-04-900

Amendment 2014-1

January 6, 2014

The notes immediately below and relating to Table 2.1.1 shall remain the same for the above replacement Table 2.1.1.

Except as amended herein, all other provisions of the Agreement shall remain in full force and effect. If you are in agreement with the foregoing, kindly indicate your acceptance thereof and agreement thereto by signing in the space below and returning one original to the attention of Buyer’s Fuel Contract Administration at the address provided in the Agreement.

Accepted and agreed: OXFORD MINING COMPANY, LLC
James D. Henry Vice President – Fuel Procurement AEP Generation Resources Inc.	/s/ Charles C. Ungurean
Signature

Charles C. Ungurean
Name

President and Chief Executive Officer
Title